EMPLOYEE BENEFIT PLANS (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
EMPLOYEE BENEFIT PLANS [Abstract]
EMPLOYEE BENEFIT PLANS
NOTE 11: EMPLOYEE BENEFIT PLANS

Pension Plans.  The Company sponsors both funded and unfunded domestic and international defined benefit pension and other post-retirement benefit plans, and defined contribution plans. Additionally, the Company contributes to various domestic and international multi-employer defined benefit pension and other post-retirement benefit plans.

Contributions to the plans were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(dollars in millions)	2020	2019	2020	2019
Defined benefit plans	$1	$2	$29	$29
Defined contribution plans	$23	$22	$78	$71
Multi-employer pension plans	$5	$5	$15	$15

The following table illustrates the components of net periodic pension benefits for our defined benefit pension and post-retirement benefit plans:
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(dollars in millions)	2020	2019	2020	2019
Service cost	$7	$7	$22	$23
Interest cost	13	17	39	50
Expected return on plan assets	(35)	(37)	(104)	(115)
Amortization of prior service credit	1	—	2	1
Recognized actuarial net loss	5	2	15	7
Net settlement, curtailment and special termination benefit loss	—	—	1	1
Net periodic pension benefit	$(9)	$(11)	$(25)	$(33)

UTC Sponsored Defined Benefit Plans.  Defined benefit pension and post-retirement benefit plans sponsored by UTC have been accounted for as multi-employer plans in the Unaudited Condensed Consolidated Financial Statements, in accordance with ASC Topic 715-30 – Defined Benefit Plans – Pension and ASC Topic 715-60 – Defined Benefit Plans – Other Post-retirement. ASC Topic 715 – Compensation-Retirement Benefits, provides that an employer that participates in a multi-employer defined benefit plan is not required to report a liability beyond the contributions currently due and unpaid to the plan. Therefore, no assets or liabilities related to these plans have been included in the Unaudited Condensed Consolidated Balance Sheet.

The expenses associated with these UTC plans were allocated to the Company and reported in Cost of products sold, Cost of services sold, Selling, general and administrative and Non-service pension benefit on the accompanying Unaudited Condensed Consolidated Statement of Operations. The Company's participation in these defined benefit pension and post-retirement benefits plans sponsored by UTC has concluded in conjunction with the Separation. The pension and post-retirement expense and benefits were as follows:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(dollars in millions)	2020	2019	2020	2019
Service cost	$—	$4	$—	$13
Non-service pension benefit	—	(20)	(2)	(59)
Total net periodic benefit	$—	$(16)	$(2)	$(46)

NOTE 12: EMPLOYEE BENEFIT PLANS

The Business sponsors numerous single-employer domestic and international employee benefit plans and certain of our employees participate in employee benefit plans (the “Shared Plans”) sponsored by UTC which include participants of other UTC businesses. We account for our participation in the Shared Plans as multiemployer benefit plans, as discussed below.

In March 2017, the FASB issued ASU 2017-07, Compensation Benefits (Topic 715), Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This ASU requires an employer to report the service cost component of net periodic pension benefit cost in the same line item(s) as other compensation cost arising from services rendered by the pertinent employee during the period, with other cost components presented separately from the service cost component and outside of income from operations. This ASU also allows only the service cost component of net periodic pension benefit cost to be eligible for capitalization when applicable. This ASU was effective for years beginning after December 15, 2017. The Business adopted this standard on January 1, 2018 applying the presentation requirements retrospectively. The Business elected to apply the practical expedient, which allows us to use amounts in the employee benefit plans note as the basis for applying retrospective presentation for comparative periods as it is impracticable to determine the disaggregation of the cost components for amounts capitalized and amortized in those periods. Provisions related to presentation of the service cost component eligibility for capitalization were applied prospectively. The presentation change related to the periodic benefit cost of Carrier’s defined benefit pension and postretirement plans is reflected in all periods presented in these financial statements.

Employee Savings Plans. The Business sponsors various employee savings plans. UTC also sponsors and contributes to defined contribution employee savings plans. Certain employees of Carrier participate in these plans. Carrier’s contributions to employer sponsored defined contribution plans were $88 million, $94 million and $86 million for 2019, 2018 and 2017, respectively.

Pension Plans. The Business sponsors both funded and unfunded domestic and foreign defined benefit pension plans that cover a large number of our employees. The largest plans are generally closed to new participants. The Business’ plans use a December 31 measurement date consistent with our fiscal year.

(dollars in millions)	2019	2018
Change in Benefit Obligation
Beginning balance	$2,581	$2,822
Service cost	31	33
Interest cost	67	64
Actuarial (gain) loss	351	(110)
Benefits paid	(132)	(114)
Net settlement, curtailment and special termination benefits	(38)	(8)
Other	25	(106)
Ending balance	$2,885	$2,581

Change in Plan Assets
Beginning balance	$2,635	$3,000
Actual return on plan assets	381	(162)
Employer contributions	36	45
Benefits paid	(132)	(114)
Settlements	(14)	(7)
Other	47	(127)
Ending balance	$2,953	$2,635

Funded Status
Fair value of plan assets	$2,953	$2,635
Benefit obligations	(2,885)	(2,581)
Funded status of plan	$68	$54

(dollars in millions)	2019	2018

Amounts Recognized in the Combined Balance Sheets Consist of
Noncurrent assets	$488	$442
Current liability	(9)	(16)
Noncurrent liability	(411)	(372)
Net amount recognized	$68	$54

Amounts Recognized in Accumulated Other Comprehensive Loss Consist of
Net actuarial loss	$577	$482
Prior service cost	15	11
Net amount recognized	$592	$493

The amounts included in “Other” in the above table primarily reflect the impact of foreign exchange translation, primarily for plans in the U.K., Canada and Germany.

Qualified domestic pension plan benefits covering certain union-represented employees comprise approximately 9% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service; these plans are closed to new entrants. Foreign plans comprise approximately 91% of the projected benefit obligation; certain of these plans provide participants with one-time payments upon separation of employment rather than a retirement annuity, but are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

In 2019, 2018 and 2017, we made $36 million, $45 million and $44 million, respectively, of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

(dollars in millions)	2019	2018
Projected benefit obligation	$549	$501
Accumulated benefit obligation	506	463
Fair value of plan assets	137	125

Information for pension plans with projected benefit obligations in excess of plan assets:

(dollars in millions)	2019	2018
Projected benefit obligation	$690	$616
Accumulated benefit obligation	630	564
Fair value of plan assets	270	228

The accumulated benefit obligation for all defined benefit pension plans was $2.8 billion and $2.5 billion at December 31, 2019 and 2018, respectively.

The components of the net periodic pension benefit are as follows:

(dollars in millions)	2019	2018	2017
Pension Benefits:
Service cost	$31	$33	$34
Interest cost	67	64	65
Expected return on plan assets	(154)	(170)	(160)
Amortization of prior service cost	2	1	2
Recognized actuarial net loss	9	16	14
Net settlement, curtailment and special termination benefits loss (gain)	4	1	(3)
Net periodic pension benefit – employer	$(41)	$(55)	$(48)

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2019 are as follows:

(dollars in millions)	2019
Current year actuarial loss	$112
Amortization of actuarial loss	(9)
Amortization of prior service cost	(2)
Net settlement and curtailment gain	(4)
Other	2
Total recognized in other comprehensive loss	$99
Net recognized in net periodic pension benefit and other comprehensive loss	$58

The amount included in “Other” in the above table primarily reflects the impact of foreign exchange translation, primarily for plans in the U.K., Canada and Germany.

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension benefit in 2020 is as follows:

(dollars in millions)
Net actuarial loss	$18
Prior service cost	1
$19

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
(dollars in millions)	2019	2018	2019	2018	2017
Discount rate
Projected benefit obligation	2.0%	2.8%	2.8%	2.5%	2.7%
Interest cost(1)	—	—	2.7%	2.4%	2.5%
Service cost(1)	—	—	3.2%	2.8%	3.1%
Salary scale	3.4%	3.0%	3.0%	3.0%	2.6%
Expected return on plan assets	—	—	5.6%	6.0%	6.2%

Note (1)
The 2019 and 2018 discount rates used to measure the service cost and interest cost applies to our significant plans. The projected benefit obligation discount rate is used for the service cost and interest cost measurements for non-significant plans.

The weighted-average discount rates used to measure pension benefit obligations and net costs are set by reference to specific analyses using each plan’s specific cash flows and are then comparing them to high-quality bond indices for reasonableness. For those significant plans, the Business utilizes a full yield curve approach in the estimation of the service cost and interest cost components by applying the specific spot rates along the yield curve used in determination of the benefit obligation to the relevant projected cash flows.

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plans’ investment management objectives include providing the liquidity and asset levels needed to meet current and future benefit payments, while maintaining a prudent degree of portfolio diversification considering interest rate risk and market volatility. Globally, investment strategies target a mix of approximately 40% of growth seeking assets and 60% of income generating and hedging assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, and alternative-asset class strategies. Within the income generating assets, the fixed income portfolio consists of mainly government and broadly diversified high quality corporate bonds.

The plans have continued their pension risk management techniques designed to reduce the plans’ interest rate risk. More specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy. Under this objective the income generating and hedging assets typically increased as funded status improves. The hedging programs incorporate a range of assets and investment tools, each with ranging interest rate sensitivity. As a result of the improved funded status of the plans due to favorable asset returns and funding of the plans, the income generating and hedging assets increased significantly in recent years.

The fair values of pension plan assets at December 31, 2019 and 2018 by asset category are as follows:

(dollars in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Not Subject to Leveling	Total
Asset Category
Public Equities:
Global Equities	$29	$—	$—	$—	$29
Global Equity Commingled Funds(1)	—	141	—	—	141
Enhanced Global Equities(2)	3	3	—	—	6
Global Equity Funds at net asset value(8)	—	—	—	927	927
Private Equities(3),(8)	—	—	2	10	12
Fixed income securities:
Governments	8	35	—	—	43
Corporate Bonds	—	169	—	—	169
Fixed income securities(8)	—	—	—	1,449	1,449
Real Estate(4),(8)	—	3	12	6	21
Other(5),(8)	—	68	—	23	91
Cash & cash equivalents(6),(8)	—	3	—	44	47
Subtotal	$40	$422	$14	$2,459	$2,935
Other Assets & Liability(7)					18
Total at December 31, 2019					$2,953

Public Equities:
Global Equities	$22	$—	$—	$—	$22
Global Equity Commingled Funds(1)	1	115	—	—	116
Enhanced Global Equities(2)	1	4	—	—	5
Global Equity Funds at net asset value(8)	—	—	—	815	815
Private Equities(3),(8)	—	—	1	9	10
Fixed income securities:
Governments	13	28	—	—	41
Corporate Bonds	—	136	—	—	136
Fixed income securities(8)	—	—	—	1,323	1,323
Real Estate(4),(8)	—	3	10	13	26
Other(5),(8)	—	63	—	18	81
Cash & cash equivalents(6),(8)	—	7	—	37	44
Subtotal	$37	$356	$11	$2,215	$2,619
Other Assets & Liability(7)					16
Total at December 31, 2018					$2,635

Note (1)	Represents commingled funds that invest primarily in common stocks.

Note 2
Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.

Note 3	Represents limited partner investments with general partners that primarily invest in debt and equity.

Note 4	Represents investments in real estate including commingled funds and directly held properties.

Note 5	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.

Note 6	Represents short-term commercial paper, bonds and other cash or cash-like instruments.

Note 7	Represents trust receivables and payables that are not leveled.

Note 8
In accordance with ASU 2015-07, Fair Value Measurement (Topic 820), certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented for the total pension benefits plan assets.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) did not have significant activity in 2019 or 2018 related to unrealized losses (gains), purchases, sales, or settlements.

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

We expect to make total contributions of approximately $29 million to our global defined benefit pension plans in 2020. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $127 million in 2020, $120 million in 2021, $123 million in 2022, $125 million in 2023, $126 million in 2024 and $665 million from 2025 through 2029.

Postretirement Benefit Plans. The Business sponsors postretirement benefit plans that provide health and both life benefits to eligible retirees. The postretirement plans are unfunded. The benefit obligation was $6 million at both December 31, 2019 and 2018. The net periodic benefit cost was $0.2 million, $0.2 million and $0.3 million for 2019, 2018 and 2017, respectively. Other comprehensive income of $1 million was recognized during 2019 related to changes in benefit obligations.

The projected benefit obligation discount rate was 3.0% and 3.6% at December 31, 2019 and 2018, respectively. The Net Cost discount rate was 3.6%, 3.4% and 3.7% for 2019, 2018 and 2017, respectively.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $0.3 million in 2020, $0.3 million in 2021, $0.2 million in 2022, $0.2 million in 2023, $0.2 million in 2024 and $1.1 million from 2025 through 2029.

Multiemployer Benefit Plans. The Business contributes to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (“PPA”) zone status available in 2019 and 2018 is for the plan’s year-end at December 31, 2018, and December 31, 2017, respectively. The zone status is based on information that we received from the plan and is certified by the plan’s actuary. Our significant plan is in the green zone which represents a plan that is at least 80% funded and does not require a financial improvement plan (“FIP”) or a rehabilitation plan (“RP”).

(dollars in millions)	EIN/ Pension Plan Number	Zone Status		FIP/ RP Status Pending/ Implemented	Contributions		Surcharge Imposed	Expiration Date of Collective- Bargaining Agreement
Pension Fund		2019	2018		2019	2018
Metal and technology industry pension plan	N/A	Green	Green	No	$6	$6	No	September 30, 2021
Other funds					14	15
					$20	$21

UTC’s defined benefit pension and postretirement benefit plans have been accounted for as multi-employer plans in these Combined Financial Statements, in accordance with FASB ASC No. 715-30, “Defined Benefit Plans-Pension” and FASB ASC No. 715-60, “Defined Benefit Plans-Other Postretirement”. FASB ASC No. 715, “Compensation-Retirement Benefits” provides that an employer that participates in a multi-employer defined benefit plan is not required to report a liability beyond the contributions currently due and unpaid to the plan. Therefore, no assets or liabilities related to these plans have been included in the Combined Balance Sheets. These pension and post retirement expenses were allocated to the Business and reported in cost of goods sold, selling, general and administrative expenses and non-service pension costs. The amounts for pension and retirement expenses for the year ended December 31, 2019, 2018 and 2017 were as follows:

(dollars in millions)	2019	2018	2017
Service cost	$18	$22	$23
Non-service pension cost	(81)	(80)	(57)
	$(63)	$(58)	$(34)